OTHER PREPAID EXPENSES AND CURRENT ASSETS (Schedule of Other Prepaid Expenses and Current Assets) (Details) In Thousands, unless otherwise specified	Dec. 31, 2012 USD ($)		Dec. 31, 2012 CNY		Dec. 31, 2011 CNY
OTHER PREPAID EXPENSES AND CURRENT ASSETS [Abstract]
Advance to employees	$ 1,631		10,159		6,855
Prepaid advertising	892		5,555		3,581
Prepaid utilities and network expenses	2,844		17,719		15,105
Advances to managed hotels	2,593	[1]	16,152	[1]	11,965	[1]
Receivables from landlords (see Note 4)	1,080	[2]	6,728	[2]	6,728	[2]
Amounts due from option plan administrator	503	[3]	3,134	[3]	61	[3]
Prepayment for hotel supplies	1,067		6,648		6,834
Others	2,776		17,300		7,121
Total other prepaid expenses and current assets	13,386		83,395		58,250
Less: allowance for doubtful accounts	(915)	[2]	(5,700)	[2]	(5,700)	[2]
Other prepaid expenses and current assets, net	12,471		77,695		52,550
Compensation receivables, early lease termination	16		1,000		1,000
Legal settlement receivable					5,700

[1]	Amounts represent primarily advances to managed hotels for procurement of daily hotel supplies and materials for hotel renovation projects, and for expansion strategy.
[2]	Amounts represent compensation receivables due from the landlords for early termination of leases and from a legal claim in relation to the cancellation of equity transfer agreement to acquire a hotel. As of December 31, 2011 and 2012, the net balance included compensation receivables of RMB1.0 million and RMB1.0 million (US$0.16), respectively, for early termination of lease due to the demolition of the properties. In 2011, the Group recognized RMB5.7 million receivable in relation to a legal claim against a third party for a lawsuit according to the court decision. In 2011, the Group made a full allowance for the receivable from the legal claim.
[3]	Amounts represent receivables for issuance of share options, which were subsequently collected in cash before the financial statements are issued.